UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               January 4, 2005


                              THE COCA-COLA COMPANY
             (Exact name of registrant as specified in its charter)


     Delaware                      001-02217                   58-0628465
   (State or other                (Commission                 (IRS Employer
    jurisdiction                  File Number)             Identification No.)
  of incorporation)


       One Coca-Cola Plaza
         Atlanta, Georgia                                        30313
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b). Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

On January 4, 2005, Robert L. Nardelli notified The Coca-Cola Company (the "Company") of his decision not to stand for re-election to the Board of Directors of the Company at its 2005 Annual Meeting of Share Owners due to the increasing demands on his time at The Home Depot, Inc. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01(c).  Exhibits

Exhibit 99.1 Press Release of The Coca-Cola Company, dated January 6, 2005, regarding Robert L. Nardelli






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)



Date: January 6, 2005           By: /s/Sharon R.B. Case
                                     ______________________________
                                        Sharon R.B. Case
                                        Vice President and
                                        Deputy General Counsel




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                                 EXHIBIT INDEX

Exhibit 99.1 Press Release of The Coca-Cola Company, dated January 6, 2005, regarding Robert L. Nardelli